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                                    Exhibit 24.01

                                  Power of Attorney



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                                  POWER OF ATTORNEY

    Know all men by these presents, that each person whose signature appears below hereby constitutes and appoints J. Clifford Hudson and Ronald L. Matlock, and each of them, his true and lawful attorney-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Form 10-K Annual Report of Sonic Corp. for the fiscal year ended August 31, 1996, and to file the amendments, with exhibits, with the Securities and Exchange Commission, granting to the foregoing attorney-in-fact, and his substitutes, the full power and authority to do and perform each and every act and thing necessary or appropriate to file the amendments as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, lawfully may do by virtue of this instrument.

    Executed as of the 25th day of November, 1996.

                                       /s/ Dennis H. Clark
                                       -------------------------------
                                       Dennis H. Clark

                                       /s/ Leonard Lieberman
                                       -------------------------------
                                       Leonard Lieberman

                                       /s/ H. E. Rainbolt
                                       -------------------------------
                                       H. E. Rainbolt

                                       /s/ Frank E. Richardson III
                                       -------------------------------
                                       Frank E. Richardson III

                                       /s/ Robert M. Rosenberg
                                       -------------------------------
                                       Robert M. Rosenberg

                                       /s/ E. Dean Werries
                                       -------------------------------
                                       E. Dean Werries